TAG-IT PACIFIC, INC.



March 24, 2000

Grupo Industrial Cierres Ideal, S.A. de C.V.
Talon, Inc.
Antiguo Camino a San Lorenzo No. 284
Col. Los Angeles Deleg. Iztapalapa
Mexico D.F., 09830

Attention: Chief Executive Officer

Re: EXCLUSIVE DISTRIBUTION AGREEMENT

Gentlemen:

When signed by each of you and Tag-It Pacific, Inc., a Delaware corporation ("DISTRIBUTOR"), in the manner hereinafter provided, this letter agreement (this "Agreement") shall constitute the binding agreement of Grupo Industrial Cierres Ideal, S.A., a Mexican corporation and Talon, Inc., a Delaware corporation, (collectively, "GICISA" or, individually by each of their names) and DISTRIBUTOR with respect to the matters set forth herein unless subsequently superseded by a long form agreement executed by the parties (the "Definitive Agreement").

TERRITORY:

United States, Canada, Mexican Maquiladoras and Hong Kong/ China. DISTRIBUTOR can also ship the Products to any contractors, wherever located, who manufacture for customers of Talon or DISTRIBUTOR located in the Territory.

APPOINTMENT:

During the Term, GICISA grants DISTRIBUTOR an exclusive license for the Territory to use, license, market, sell, and distribute the Products (as defined below), including the exclusive right to use the Talon trademark. Distributor to be GICISA's sole and exclusive, authorized reseller for the distribution, promotion, repackaging and sale of all Talon branded products and other products (as defined below) in the Territory. GICISA will cease its sales of Products bearing the "Talon" brand and other zippers into the Territory and will act to prevent gray market sales of all such products into the Territory.

BRANDING:

DISTRIBUTOR will have the exclusive right in the Territory, During the Term, to refer to itself as a "Talon International" or to operate a subsidiary under that name to distribute the Products. (As hereinafter defined).

SUB-DISTRIBUTION:

DISTRIBUTOR may appoint subdistributors and dealers to market the Products within the Territory.

PRODUCTS:

All Talon brand zippers including all currently manufactured by Talon and other products as may be mutually agreed upon by the parties in the future and all zippers manufactured by Cierres Ideal, provided however, that Cierres Ideal retains the right to sell Cierres Ideal branded zippers manufactured by Cierres Ideal to-Mexican Maquiladoras.

XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

TERM:

XXXXXX years, automatically renewing for XXXX years if sales of DISTRIBUTOR exceed XXXXXX dollars for the XXXXX XXX XXX term, and exceed XXX XXXX for the XXX XX XX XX If such sales are not achieved, GICISA will have the discretion of terminating the agreement by providing written notice to DISTRIBUTOR of XX XXXX prior to the end of the term.

SHOULD GICISA DECIDE TO ISSUE A TERMINATION NOTICE BUT DISTRIBUTOR MEETS THE ABOVE SALES TARGET, GICISA SHALL REVOKE THE TERMINATION NOTICE AND THE TERM WILL CONTINUE FOR XXXXXXXXXXXXXXXX.

CUSTOMER LISTS:

Upon signing GICISA will provide DISTRIBUTOR with all Customer lists for the products and customer information relating customers of Talon in the Territory (including, to the extent available, detailed sales information and credit history).

DISTRIBUTOR'S
RESPONSIBILITIES:

DISTRIBUTOR will take XXXXX XXXXX XXXXX X XXXX X XXXX XX on XXXXXXXX XXX XXX XXX XXX XXX XXXX XXX XXX X X X X X X X X X X after sale. X X X X X X X X X X X X X X X X X X X X X X X X X X.

     DISTRIBUTOR will do the following, where commercially reasonable, in the
     Territory:

     -    Actively promote the sale of Products;

     - Advertise the Products using methods customary in the apparel industry including customary promotional and print pieces.

     -    Display the Products at major trade shows.

     - Provide timely deliveries of the Products, subject to GICISA delivering the Products within the time limits established herein.

     - Maintain X X X X X X X X X X X X X X X X X customer records showing the customer's name and address, date of sale, product type and quantity and such other related information as may reasonably be required by GICISA.

     - Incorporate wherever permitted by DISTRIBUTOR's customers, Products into DISTRIBUTOR's single source trim package.

     - Dedicate a portion of its sales force or appoint subdistributors to concentrate specifically on the X X X X X X X X X X X X X X X X X X X X X marketing of Products.

     - Place one or more of its own employees in Talon's manufacturing facility to work in conjunction with Talon on production and delivery schedules; GICISA will provide office space. X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X

     - Immediately start efforts for Talon to be specified as an approved zipper by DISTRIBUTOR's customer base and additional new customers;

     - Create new marketing materials and catalogues to enhance Talon's image.

     - Establish, with Talon support an online catalogue through Tag-It allowing Turnkey customers to place orders, check on hand inventory in GICISA's warehouses and monitor production and shipments. Talon will provide work in process reports to support "inventory to be available" reporting;

     - Establish electronic data interchange capabilities for major customers;

     - Include Talon in quarterly management, sales and marketing strategy meetings to be held in Los Angeles.

     - DISTRIBUTOR and Talon will, on a X X X X X X subject to mutual agreement on costs to be incurred, establish and implement a plan for systems integration between DISTRIBUTOR and Talon Mexico.

          GICISA will cooperate to implement the foregoing. GICISA will supply dyed tape for color cards and sample product ranges for all Products.

SALES FORECAST:

DISTRIBUTOR's initial target sales forecast is attached X X X X X X X X X X X X X X X X X X X X

TRANSFER OF SELECTED PERSONNEL:

DISTRIBUTOR or the subsidiary it establishes X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X XX XX X X X X X XX X X X XX X X X XX X X X X XXX X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X XX X X XX X X X X X X X X X X X DISTRIBUTOR will assume no obligations or liabilities that Talon may have to any of the Hired Employees or to any third party. GICISA and/or Talon, as applicable, will hold DISTRIBUTOR harmless against any such liabilities.

Customer service and equipment service personnel will be offered employment, subject to their willingness to relocate.

FIELD EQUIPMENT:

DISTRIBUTOR will maintain and move existing Talon field equipment (and provide replacement parts) for a fee X X X X X X X X X X X X X X X X X X X X X Talon will transfer existing inventory of parts to DISTRIBUTOR at no cost. X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X XX X X X X X

QUICK SERVICE EQUIPMENT:

Distributor will pay X XXXX to GICISA X X X X after Distribution agreement is signed for the quick service equipment contained in Exhibit G, as mutually agreed upon by both parties.

CAPACITY:

GICISA will maintain its current manufacturing capacity and will ensure sufficient additional capacity to satisfy DISTRIBUTOR's projected requirements as defined and agreed upon by both parties in writing , at the time of business plan and budget approval.

FORECASTS, CANCELLATION:

DISTRIBUTOR will furnish to GICISA not less than 30 days prior to the commencement of each calendar quarter during the Term a preliminary forecast of the quantity of Products that DISTRIBUTOR expects to order in that calendar quarter.

DISTRIBUTOR can cancel any order or portion of an order, but if an order is canceled within X X X of the scheduled delivery, DISTRIBUTOR will X X X X X X X X (including an allocable portion of GICISA overhead and other allocations) incurred by GICISA for the Products covered by the canceled order or portion thereof, not to exceed the price charged to DISTRIBUTOR of the Products involved.

DELIVERY, DELAYS:

DISTRIBUTOR may retain any early delivered Products and hold GICISA's invoice until the date it would otherwise be due.

GICISA will confirm delivery dates on all orders of Products at the time of the order delivery dates will be within 30 days from order unless later delivery dates are specified by DISTRIBUTOR. If delivery is delayed more than X X X, DISTRIBUTOR shall have the right to cancel the delayed Products without liability. Early shipments of Products will be billed at the original order delivery date.

TRANSITION ARRANGEMENTS:

Transition of distribution and support operations will be in accordance with the transition plan attached as EXHIBIT "C".

PRICES:

X X X X X X X X X X X X X X X X X X X X X X X X X X

X X X X X X X X X X X X X X X X X X X X X X X X X XX X X X X X X X X X X X X X X X X X X X X X X X X XX X X X X X X X X X X X X X X X X X X X X X X X X XX X X X X X X X X X X X X X X X X X X X X X X X X XX X X X X X X X X X X X X X X X X X X X X X X X X XX X X X X X X X X X X X X X X X X X X X X X X X X XX X X X X X X X X X X X X X X X X X X X X X X X X X

X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X

X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X

X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X

CREDIT TERMS:

GICISA will abide by all terms and conditions of sales as stipulated on the face of DISTRIBUTOR purchase orders so long as they are not in conflict with the provisions of this document. X X X X X X X X X X X

X X X X X X X X X X X X X X X X X X X X X X X X X XX X X

X X X X X X X X X X X X X X X X X X X X X X XX X X X

X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X

MOST FAVORED CUSTOMER:

X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X

CUSTOMS AND DUTIES:

GICISA will obtain all customs, export and other governmental authorizations and approvals and visas in connection with the Agreement.

LANGUAGE:

The English language version of this Agreement shall be the "official", binding version of this Agreement, and all communications between the parties will be conducted in the English language only.

JURISDICTION:

All disputes will be resolved pursuant to AAA arbitration in California by a panel of three arbitrators except for emergency relief in actions in equity. Each party submits to the exclusive jurisdiction of the courts of the United States and California located in Los Angeles jurisdiction, attachment and execution, whether on the basis of sovereignty or otherwise, to which it might otherwise be entitled and further waives any claim that any such suit, action or proceeding brought in any court in Los Angeles County has been brought in an inconvenient forum.

GOVERNING LAW:

The laws of the State of California as applied to contracts entered into and performed solely within the State of California. The United Nations Convention on Contracts for the International Sale of Goods (1980) shall not apply.

INTERPRETATION:

To resolve any inconsistency between this Agreement and its attachments, the order of precedence shall be: (i) this document excluding attachments; then (ii) Exhibits attached to this document.

EMPLOYEE NON-SOLICITATION:

During the X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X GICISA shall not directly or indirectly (x) solicit or encourage any employee of DISTRIBUTOR to leave the employ of DISTRIBUTOR or (y) hire any employee who has left the employment of DISTRIBUTOR if such hiring is proposed to occur within one (1) year after the termination of such employee's employment with DISTRIBUTOR.

WARRANTY:

GICISA warrants and represents that all Products (i) will be free of defects in workmanship or materials and will be in accordance with their SPECIFICATIONS,
(ii) will be delivered to Tag-It free and clear of all liens and encumbrances, and that good and valid title shall pass thereto as provided in this Agreement,
(iii) do not infringe the patents or intellectual property rights of others, GICISA warrants that (a) it has the unencumbered right to grant to DISTRIBUTOR all of the rights and licenses contemplated hereby (b) this Agreement has been duly authorized and executed by GICISA and is a binding obligation of GICISA enforceable in accordance with its terms.

OTHER RIGHTS AND OBLIGATIONS:

DISTRIBUTOR and GICISA shall each comply in all material respects with all applicable laws, rules, regulations and requirements of any governmental body.

An "Event of Default" will have occurred:

         (a) With respect to any party, if the other party shall fail to perform any of its other material obligations under this Agreement if the breach is not cured within 90 days after written notice thereof to the party in default;

         (b) With respect to either party, if there is (A) a dissolution, termination of existence, liquidation, insolvency or business failure of such party, or the appointment of a custodian or receiver of any part of such party's property, if such appointment is not terminated or dismissed within 30 days; (B) a composition or an assignment or trust mortgage for the benefit of creditors by such party; or (C) the commencement with respect to such party of any proceeding under any applicable national or local bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, which proceeding, if initiated against such party, is not dismissed within 30 days.

Upon an Event of Default, without limitation upon any and all rights and remedies available to a non-defaulting party at law or in equity upon any breach of this Agreement by the other party, the non-defaulting party may by written notice terminate the agreement and/or cancel any or all orders issued hereunder, without liability (for cancellation charges or otherwise) and may refuse to make or take, as the case may be, further orders or deliveries.

Notwithstanding the above, if a party disputes in good faith the occurrence of a material breach of this Agreement and such is resolved, either as a result of agreement or the entry of a final order by a court of competent jurisdiction or any arbitrator empowered by the parties to finally resolve such dispute, in favor of the non-breaching party, then the breaching party shall have an additional 60-day period following such resolution in order to cure such material breach and following such cure shall be fully reinstated of all rights hereunder without prejudice.

STOCK ISSUANCE:

DISTRIBUTOR will, within 30 days from the Effective Date, issue to GICISA Series B Preferred Stock as described in Exhibit F.

STOCK REPURCHASE:

Without limiting any other remedy that may be available to DISTRIBUTOR hereunder, in the event that prior to the X X XX X X X X X X X X X X X X X X XX X X X X GICISA commits an Event of Default or declares bankruptcy, DISTRIBUTOR shall have the right to buy back a pro rata portion (based on the number of Contract Years that have expired at the time of the Event of Default relative to the X X X X initial term of this Agreement) of DISTRIBUTOR's Common Stock purchased by or granted to GICISA pursuant to that certain Stock Purchase Agreement, dated March 24, 2000, at the purchase price established in such agreement, or for an aggregate price of X if no purchase price is established. For example, if the Event of Default occurs after X X X X the repurchase right will apply to 80% of the Shares.

PREPARATION OF LONG FORM DOCUMENTATION:

Counsel to the DISTRIBUTOR shall prepare the Definitive Agreement, but if for any reason the parties do not negotiate and execute the Definitive Agreement, this Agreement will remain binding and enforceable in accordance with its terms

PREPARATION OF LONG-FORM DOCUMENTATION:

Counsel to the DISTRIBUTOR shall prepare the Definitive Agreement, but if for any reason the parties do not negotiate and execute the Definitive Agreement, this Agreement will remain binding and enforceable in accordance with its terms.

EXPENSES:

Each party will bear its own expenses.

COUNSEL TO DISTRIBUTOR:

Murray Markiles, Esq.
Troop Steuber Pasich Reddick & Tobey, LLP
2029 Century Park East, 24th Floor
Los Angeles, California 90067-3010
Phone: (310) 728-3233

E-mail:  MMARKILES@TROOPLAW.COM

COUNSEL TO GICISA:

Francisco J. Flores
Chief Legal Counsel
Paseo de la Reforma 2608-PH
Col. Lomas Altas
Mexico D.F., 11950
Phone: 52 16 40 26

E-mail:  FMFLORES@IUSAMEX.COM

OTHER ITEMS:

X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X XX X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X XX X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X XX X X X X X X X X X X X X X X X X X


If the terms and provisions of this Agreement are acceptable to you, please indicate your acceptance and approval by signing, or by causing to be signed on your behalf, the enclosed copy of this Agreement and returning it to the undersigned. This Agreement is subject to the approval of the Board of Directors of DISTRIBUTOR to be evidenced by the signature of the Chairman of DISTRIBUTOR below. This Agreement may be executed in counterparts (including by facsimile), all of which, when taken together, shall constitute one original.

Very truly yours,

TAG-IT PACIFIC, INC., a Delaware corporation


By:  _______________________________
Chief Executive Officer

TAG-IT PACIFIC, INC., a Delaware corporation


By:  _______________________________
Chairman


ACCEPTED:

GRUPO INDUSTRIAL CIERRES IDEAL, S.A. de C.V., a Mexican corporation


By:  ________________________________
Name:
Its:


TALON, INC.,
a Delaware corporation


By:  _________________________________
Name:
Its:

                       X X X X X X X X X X X X X X X X X X
                        X X X X X X X X X X X X X X X X X



                              X X X X X X X
                              -------------
               X X X X            X X X

               X X X X            X X X

               X X X X            X X X

               X X X X            X X X

               X X X X            X X X

               X X X X            X X X

               X X X X            X X X

               X X X X            X X X


                                    Exhibit A-1

                                  X X X X X X X


X X X X X X X X
---------------
X X X X X X X X
X X X X X X X X
X X X X X X X X
X X X X X X X X
X X X X X X X X
X X X X X X X X
X X X X X X X X

X X X X X X X X
---------------
X X X X X X X X
X X X X X X X X

X X X X X X X X
---------------
X X X X X X X X
X X X X X X X X

X X X X X X X X
---------------
X X X X X X X X

X X X X X X X X
---------------
X X X X X X X X

X X X X X X X X
---------------
X X X X X X X X

X X X X X X X X
---------------
X X X X X X X X
X X X X X X X X
X X X X X X X X
X X X X X X X X
X X X X X X X X
X X X X X X X X


                                    Exhibit B-1

                                   EXHIBIT "B"


                        [TAG-IT PACIFIC, INC. LETTERHEAD]



TALON DISTRIBUTION - TRANSITION PLAN

The following document is intended as a draft for discussion purposes. This document lays out Tag-It's expectations for the transition of the distribution of Talon products to Tag-It Pacific.

TRANSITION PLAN

     As soon as the distribution agreement is signed, Talon Inc. is to provide Tag-It with 100% access to all US operations and company information, including:

     o    Sales Force - we will start working with them immediately

     o Operations - Tag-It Staff and consultants will start spending time at Talon facilities and Talon/Coats distribution centers and manufacturing plans

     o Inventory system, including usage, projections, and all planning systems used.

     Talon will also agree to make every effort to ensure that no Talon employees leave the company prior to the transition date, X X X X X X X X X X X X X X X X X X X X X X . Specifically, X X X will seek to incentivize certain key Talon employees, i.e. customer service and assembly and dying technicians to remain and assist with the transition for a period of time.

     During the transition planning period, Tag-It will set up all required facilities, operations and sales systems required to completely take over the business as of the transition date. There will be certain functions, detailed below, which Tag-It will ask Talon to continue operating for short periods following the transition date to serve as back-up to Tag-It provided operations and services. These will strictly serve as back-up and will only be called upon in the event that Tag-It is unable to perform a certain function after the transition date.

TRANSITION DATE

The plan will call for a 100% conversion to take place X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X.

     X X X X X X X X

     o    Talon sales force fully employed by X X X

     o    All customer orders will be taken by Tag-It

     o    All inventory held by and shipped by X X X

     o    All production orders will be placed by Tag-It to Mexico / N.C.

     o    All quick-service business (non-distributor) performed by Tag-It

     o    All orders invoiced by Tag-It


                                    Exhibit C-1

KEY PERSONNEL

Tag-It will need to spend considerable time X X X X X X X X X X X X X X during the transition period to assist in the following:

          X X X X X X X X X X X X X X

         X X X X X X X X X X X X X X X

         X X X X X X X X X X X X X X X

Talon agrees to allow both the above individuals to spend considerable time working with Tag-It during this transition period.

PRODUCTION PLANNING

Talon agrees to coordinate manufacturing closely to Tag-It's needs. X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X.

Talon and Tag-It will jointly and both agree to allocate certain production capacity in each production step X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X will be set on a quarterly basis, and will not be altered by Talon without the agreement of Tag-It.

Talon agrees to work with Tag-It to implement a system whereby X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X

X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X These individuals will be responsible for tracking production orders at Talon, advising the US of order status, and acting as conduit for production and shipping information. These individuals will be employed by X X X, however, X X X X will provide work space, internet access, telephone and fax facility for these employees. X X X X X X X X X X X X X

FINANCING

X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X

X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X

CUSTOMER EQUIPMENT

X X X will take over all maintenance and administration of customer equipment, including customer contracts and billing and collections. X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X Revenue from any new equipment that Tag-It purchases and places with customers will X X X X X X X X X X X X X X X X X X X X X


                                  Exhibit C-2

INTERNAL PRODUCTION EQUIPMENT

X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X. Talon will also assist Tag-It in setting up this facility, in terms of providing technical expertise in setting up and operating the assembly equipment. XXXXXX will cover all costs related to relocating this equipment.

Talon will continue to operate it's X X X X X X X X X X X X X for a period of 1 month following the transition to act as a back-up facility.

SALES & MARKETING

On the transition date, Talon's existing sales representatives X X X X X X X X X X X X and Tag-It Sales force to start selling Talon products as part of Tag-It Turnkey.

During the transition and prior to the transition date, immediately following signing of the agreement, Tag-It will start working closely with Talon Sales Force, including:

     o    Interviewing each Talon Sales Rep to learn about their market areas

     o    Calling on customers jointly with Talon Sales Reps

During the transition, Tag-It will also:

     o Develop new printed sales and marketing materials (excluding color cards, which are to be provided by Talon)

     o    X X X X X X X X X X X X X X X X X X

ASSEMBLY & DISTRIBUTION

Tag-It to establish an assembly plant X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X . This plant will be fully operational by the transition date. Talon will operate its existing facility, albeit at reduced capacity for a period X X X X X X X X X X X X X X X X X X X X X X X X after transition to act as back-up to Tag-It's facility.

Tag-It is to analyze needs for other distribution centers, and to be responsible to set-up other facilities, before or after transition date as required. Tag-It may negotiate X X X X to continue to use certain existing distribution facilities.

X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X

During the transition, Tag-It will be given complete access to Talon's Focus system, including all sales histories, part numbering systems and part numbers and usage and projections. Tag-It may either request that certain electronic data be transferred from this system to Tag-It in order to eliminate the need to recreate information such as part numbers, or may seek to continue to use X X X X Focus system for a period after the transition in order to maintain consistency of information systems, provided that X X X X is agreeable.

CUSTOMER SERVICE

X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X


                                  Exhibit C-3

Talon must continue to operate its customer service facility X X X X X X X X for a period X X X X X X X X X X X X X X X X X X X X X X X X X X X X as a back-up to Tag-It's customer service operation should it be needed.

X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X X


                                  Exhibit C-4

                                 X X X X X X X X

                             X X X X X X X X X X X X
                         X X X X X X X X X X X X X X X X

                                                       ----------------------------------------------------
                                                                         X X X X X X X X
                                                       ----------------------------------------------------
X X X X X X X X             X X X X         X X X X         X X X X          X X X X          X X X X
                                                       ----------------------------------------------------

                                                            X X X X          X X X X          X X X X
X X X X
X X X X                          X X X X        X X X X X X X X          X X X X           X X X X
                                 X X X X        X X X X X X X X          X X X X           X X X X
                                 X X X X        X X X X X X X X          X X X X           X X X X
                                 X X X X        X X X X X X X X          X X X X           X X X X
                                 X X X X        X X X X X X X X          X X X X           X X X X
                                 X X X X        X X X X X X X X          X X X X           X X X X
                                 X X X X        X X X X X X X X          X X X X           X X X X
                                 X X X X        X X X X X X X X          X X X X           X X X X
                                 X X X X        X X X X X X X X          X X X X           X X X X
                                 X X X X        X X X X X X X X          X X X X           X X X X
                                 X X X X        X X X X X X X X          X X X X           X X X X
                                 X X X X        X X X X X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
X X X X                 X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
X X X X                 X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X


                                  Exhibit D-1

                                                       ----------------------------------------------------
                                                                         X X X X X X X X
                                                       ----------------------------------------------------
X X X X X X X X             X X X X         X X X X         X X X X          X X X X          X X X X
                                                       ----------------------------------------------------

                                                            X X X X          X X X X          X X X X

X X X X                 X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
X X X X                 X X X X         X X X X        X X X X          X X X X           X X X X
X X X X                 X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                 X X X XX X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
X X X X                 X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
X X X X                 X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
X X X X                 X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X


                                  Exhibit D-2

                                                       ----------------------------------------------------
                                                                         X X X X X X X X
                                                       ----------------------------------------------------
X X X X X X X X             X X X X         X X X X         X X X X          X X X X          X X X X
                                                       ----------------------------------------------------

                                                            X X X X          X X X X          X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
X X X X                 X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
X X X X                 X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
X X X X                 X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X


                                  Exhibit D-3

                                                       ----------------------------------------------------
                                                                         X X X X X X X X
                                                       ----------------------------------------------------
X X X X X X X X             X X X X         X X X X         X X X X          X X X X          X X X X
                                                       ----------------------------------------------------

                                                            X X X X          X X X X          X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
X X X X                 X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
X X X X                 X X X X                        X X X X          X X X X           X X X X
X X X X                 X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
X X X X                 X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
X X X X X X X X         X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
X X X X                 X X X X                        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X


                                  Exhibit D-4

                                                       ----------------------------------------------------
                                                                         X X X X X X X X
                                                       ----------------------------------------------------
X X X X X X X X             X X X X         X X X X         X X X X          X X X X          X X X X
                                                       ----------------------------------------------------

                                                            X X X X          X X X X          X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
X X X X X X X X         X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
X X X X                 X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
X X X X X X X X         X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
X X X X X X X X         X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                                 X X X X               X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X


                                  Exhibit D-5

                                                       ----------------------------------------------------
                                                                         X X X X X X X X
                                                       ----------------------------------------------------
X X X X X X X X             X X X X         X X X X         X X X X          X X X X          X X X X
                                                       ----------------------------------------------------

                                                            X X X X          X X X X          X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
X X X X                 X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
X X X X                 X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X


                                  Exhibit D-6

                                                       ----------------------------------------------------
                                                                         X X X X X X X X
                                                       ----------------------------------------------------
X X X X X X X X             X X X X         X X X X         X X X X          X X X X          X X X X
                                                       ----------------------------------------------------

                                                            X X X X          X X X X          X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
X X X X                 X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                                        X X X X X X X X
X X X X                                                X X X X          X X X X           X X X X
X X X X                 X X X X                        X X X X          X X X X           X X X X
X X X X                 X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
X X X X X X X X         X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
X X X X                 X X X X                        X X X X          X X X X           X X X X


                                  Exhibit D-7

                                                       ----------------------------------------------------
                                                                         X X X X X X X X
                                                       ----------------------------------------------------
X X X X X X X X             X X X X         X X X X         X X X X          X X X X          X X X X
                                                       ----------------------------------------------------

                                                            X X X X          X X X X          X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
X X X X                 X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                                                       X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X


                                  Exhibit D-8

                                                       ----------------------------------------------------
                                                                         X X X X X X X X
                                                       ----------------------------------------------------
X X X X X X X X             X X X X         X X X X         X X X X          X X X X          X X X X
                                                       ----------------------------------------------------

                                                            X X X X          X X X X          X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
X X X X                 X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
X X X X                 X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
                        X X X X                        X X X X          X X X X           X X X X
X X X X                 X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
X X X X                 X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X


                                  Exhibit D-9

                                                       ----------------------------------------------------
                                                                         X X X X X X X X
                                                       ----------------------------------------------------
X X X X X X X X             X X X X         X X X X         X X X X          X X X X          X X X X
                                                       ----------------------------------------------------

                                                            X X X X          X X X X          X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
X X X X X X X X         X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
X X X X                 X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X


                                  Exhibit D-10

                                                       ----------------------------------------------------
                                                                         X X X X X X X X
                                                       ----------------------------------------------------
X X X X X X X X             X X X X         X X X X         X X X X          X X X X          X X X X
                                                       ----------------------------------------------------

                                                            X X X X          X X X X          X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
X X X X                 X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
X X X X                 X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
X X X X                 X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X


                                  Exhibit D-11

                                                       ----------------------------------------------------
                                                                         X X X X X X X X
                                                       ----------------------------------------------------
X X X X X X X X             X X X X         X X X X         X X X X          X X X X          X X X X
                                                       ----------------------------------------------------

                                                            X X X X          X X X X          X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
X X X X                 X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X


                                  Exhibit D-12

                                                       ----------------------------------------------------
                                                                         X X X X X X X X
                                                       ----------------------------------------------------
X X X X X X X X             X X X X         X X X X         X X X X          X X X X          X X X X
                                                       ----------------------------------------------------

                                                            X X X X          X X X X          X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X         X X X X        X X X X          X X X X           X X X X
                        X X X X X X X X X X X X

                                                            X X X X          X X X X
                                                            X X X X          X X X X
X X X X                          X X X X                         X X X X           X X X X
                                 X X X X                         X X X X           X X X X
                        X X X X                        X X X X          X X X X
                        X X X X                        X X X X          X X X X
                        X X X X                        X X X X          X X X X
                        X X X X                        X X X X          X X X X
                        X X X X                        X X X X          X X X X
                        X X X X                        X X X X          X X X X
                        X X X X                        X X X X          X X X X
                        X X X X                        X X X X          X X X X
                        X X X X                        X X X X          X X X X
                        X X X X                        X X X X          X X X X


                                  Exhibit D-13

                                                       ----------------------------------------------------
                                                                         X X X X X X X X
                                                       ----------------------------------------------------
X X X X X X X X             X X X X         X X X X         X X X X          X X X X          X X X X
                                                       ----------------------------------------------------

                                                            X X X X          X X X X          X X X X

                                                                        X X X X
                                                                        X X X X
                                                       X X X X          X X X X
X X X X                          X X X X               X X X X                     X X X X

X X X X X X X X         X X X X X X X X X X X X


                                  Exhibit D-14

                                 X X X X X X X X

                                           X X X X X X X X X X X X
---------------------------------------------------------------------------------------------------------------
          X X X X X X X X                      X X X X           X X X X          X X X X          X X X X
--------- -------------------------------- ----------------- ---------------- ----------------- ---------------
X X X X   X X X X                              X X X X         X X X X                            X X X X
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          X X X X                                                                 X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                          X X X X           X X X X          X X X X           X X X X
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X X X X   X X X X                          X X X X           X X X X          X X X X           X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                          X X X X           X X X X          X X X X           X X X X
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X X X X   X X X X                          X X X X           X X X X          X X X X           X X X X
--------- -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                          X X X X           X X X X          X X X X           X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------

X X X X   X X X X                          X X X X           X X X X                              X X X X
--------- -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                          X X X X           X X X X          X X X X           X X X X
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X X       X X X X                          X X X X           X X X X                              X X X X
--------- -------------------------------- ----------------- ---------------- ----------------- ---------------


                                  Exhibit E-1


X X       X X X X                          X X X X           X X X X                              X X X X
--------- -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                                                             X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                          X X X X           X X X X          X X X X           X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------

X X X X   X X X X                          X X X X           X X X X                              X X X X
--------- -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                                                             X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                                                             X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
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          X X X X                                                             X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                          X X X X           X X X X          X X X X           X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------

X X X X   X X X X
--------- -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                                            X X X X          X X X X           X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                                                             X X X X           X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                                                             X X X X           X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                                            X X X X          X X X X           X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                                            X X X X          X X X X           X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                                                             X X X X           X X X X
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          X X X X                                                             X X X X           X X X X
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          X X X X                                                             X X X X           X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                              X X X X       X X X X          X X X X           X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                                            X X X X          X X X X           X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                                                             X X X X           X X X X
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          X X X X                                              X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                              X X X X       X X X X          X X X X           X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------
                                                             X X X X          X X X X           X X X X
--------- -------------------------------- ----------------- ---------------- ----------------- ---------------
X X X X   X X X X
--------- -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                                            X X X X            X X X X         X X X X
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          X X X X                                            X X X X                            X X X X
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          X X X X                                                                 X X X X       X X X X
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          X X X X                                                                               X X X X
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          X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                                                             X X X X           X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                                                             X X X X           X X X X


                                  Exhibit E-2


          -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                                            X X X X                            X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                                            X X X X                            X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------
          X X X X                                            X X X X                            X X X X
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          X X X X                                            X X X X              X X X X       X X X X
          -------------------------------- ----------------- ---------------- ----------------- ---------------

          X X X X                                              X X X X            X X X X         X X X X
--------- -------------------------------- ----------------- ---------------- ----------------- ---------------


                                  Exhibit E-3

                                   EXHIBIT "F"


                              TERMS OF TALON/TAG-IT
                       PACIFIC AGREEMENT EQUITY COMPONENT

         In connection with the proposed relationship and transactions between Tag-It Pacific, Inc., and GICISA, Tag-It Pacific would issue to GICISA 850,000 shares of a newly designated series of preferred stock of Tag-It Pacific (the "PREFERRED STOCK") with the following rights, preferences and privileges:

Securities:

Series B Convertible Preferred Stock


Authorized Shares:

850,000


Dividend Provisions:

The holders of the Preferred Stock would be entitled to dividends equal to any dividends payable on the Common Stock into which the Preferred Stock are convertible.


Redemption:

The holders of the Preferred Stock would not be entitled to cause Tag-It Pacific to redeem the Preferred Stock.


Conversion:

The Preferred Stock would automatically convert into Common Stock at any time following the third anniversary of issuance if during any 30 day period commencing on or after the third anniversary of issuance, the average per share closing price of the Common Stock on the American Stock Exchange (or the principal market upon which shares of Tag-It Pacific are then listed) for each day of the 30 day period equals or exceeds $8.00 per share (subject to equitable adjustment for stock splits, combinations and recapitalizations).

Initially, each share of Preferred would be convertible into a fraction of one share of Common Stock equal to the sum of (a) one, minus (b) the fraction, the numerator of which is $2.50, and the denominator of which is the average per share closing price of the Common Stock on the American Stock Exchange (or the principal market upon which shares of Tag-It Pacific are then listed) for each day of the 30 day period prior to the conversion of the Preferred Stock.

The actual structure of the conversion feature and cashless payment mechanism will be determined by Tag-It's accountants and Board based on financial presentation and other considerations; provided that Tag-It would receive the economic equivalent of a $2.50 per share payment upon conversion of the Preferred Stock.


                                  Exhibit F-1

Equitable adjustments would be made in respect of stock splits, reverse stock splits, etc. The Preferred Stock may also be automatically converted to common stock at the election of Tag-It.


Transfer Restrictions

GICISA may not sell or transfer any Preferred Shares prior to 30 months of issuance. Thereafter the shares (or the Common Shares issuable upon conversion) may be sold provided that any such sale (i) is in accordance with the volume restrictions set forth in Rule 144 as currently in effect (and determined as if the Shares were at the time of the proposed sale "restricted securities" as currently defined under Rule 144 subject to the volume and manner of sale restrictions of Rule 144 as currently in effect), or (ii) is part of a secondary offering initiated by Tag-It, or (iii) is a block sale in a bona fide private transaction to a third party financial or strategic investor. To the extent that a block sale or any other sale not contemplated by the preceding clauses (i) or
(ii) is executed, Tag-It shall have the right of first refusal, which right will be assignable, to purchase such shares upon the same (or economically equivalent) terms and conditions as are set forth in the proposed block sale.


Registration Rights:

After three years, the Common Shares issuable upon conversion of the Preferred Stock would be provided piggyback registration rights junior to those rights currently outstanding, pari passu participation with any registration of shares held by Colin Dyne, and junior to registration rights now or hereafter provided to other members of the Dyne Family.


Voting Rights:

The holders of the Preferred Stock would not have voting rights except as required by Delaware law.


Liquidation Preference:

In the event of any liquidation, dissolution, sale, merger or winding up of Tag-It Pacific, the holders of the Preferred Stock would be entitled to receive, in preference to the holders of Common Stock, $.001 per share of Preferred Stock. Thereafter, the holders of the Common Stock would then participate pro rata with respect to the remaining assets of Tag-It Pacific (without participation by the holders of Preferred Stock).


Tag-Along/Drag Along

Pro rata -- In the context of a sale by Colin Dyne of a majority of his shares


Distribution Agreement:

The Preferred Stock would be issued upon execution of the proposed Distribution Agreement.


The terms of the equity security set forth above will remain available through March 21, 2000, so long as the price of Tag-It's Common Stock remains within the range of $5 - $6 per share.